Execution Copy

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 26, 2020 by and between Eton Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Opaleye, L.P. ("Purchaser").

Preliminary Statement

Purchaser desires to purchase, and the Company desires to offer and sell to Purchaser, 2,000,000 shares of its Common Stock ("Common Stock"), par value $0.001 per share (the "Securities").

Agreement

The parties, intending to be legally bound, agree as follows:

ARTICLE 1
SALE OF SECURITIES

The total purchase price payable by Purchaser for the Securities shall be $6,000,000 or $3.00/share (the "Purchase Price").

ARTICLE 2
CLOSING; DELIVERY

2.1. Closing. The closing ("Closing") of the purchase and sale of the Securities to Purchaser hereunder shall be held at the offices of Croke Fairchild Morgan & Beres LLC ("CFMB"), 180 N. La Salle Street, Chicago, Illinois 60601 within one business day following the date on which the last of the conditions set forth in Article 6 hereof have been satisfied or waived in accordance with this Agreement (such date, the "Closing Date"), or at such other time and place as the Company and Purchaser mutually agree upon.

2.2. Delivery of Stock Certificate. Promptly following the Closing, the Company shall execute and deliver to Purchaser a certificate representing the Securities. The parties understand and acknowledge that the Company's transfer agent has disclosed that its ability to process requests for stock certificates has been affected by COVID-19, and the parties agree to work with the transfer agent to have the certificate prepared and delivered as promptly as practicable.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and covenants to Purchaser as follows:

3.1. Organization and Standing. The Company is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Company and has all requisite power and authority to own and operate its respective properties and assets and to carry on its respective business as presently conducted and as proposed to be conducted. The Company

is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect on the Company (a "Material Adverse Effect").

3.2. Power. The Company has all requisite power to execute and deliver this Agreement, to sell and issue the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

3.3. Authorization. The execution, delivery, and performance of this Agreement by the Company has been duly authorized by all requisite action on the part of the Company and constitutes the legal, valid, and binding obligations of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.4. The Securities. The Securities have been duly authorized by the Company and, when duly executed and delivered and paid for as provided herein, will be duly and validly issued, fully paid and nonassessable.

3.5. No Registration. Assuming the accuracy of each of the representations and warranties of Purchaser herein, the issuance by the Company of the Securities is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

3.6. Reporting Status. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has, in a timely manner, filed all documents and reports that the Company is required to file pursuant to the Exchange Act (the "SEC Documents"). The SEC Documents were, when filed, materially true and correct.

3.7. Listing Compliance. The Company is in compliance with the requirements of the NASDAQ Global Market for continued listing of the Common Stock thereon and has no knowledge of any facts or circumstances that could reasonably lead to delisting of its Common Stock from the NASDAQ Global Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NASDAQ Global Market, nor has the Company received any notification that the SEC or the NASDAQ Global Market is contemplating terminating such registration or listing.

3.8. Financial Statements. The financial statements of the Company and the related notes thereto included in the SEC Documents (the "Financial Statements") comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in such Financial Statements (or the notes thereto), such Financial Statements (including the related notes) have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods therein specified ("GAAP").

3.9. No General Solicitation. The Company has not offered nor sold any of the Securities by any form of general solicitation or general advertising.

3.10. No Brokers' Fees. The Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents, warrants and covenants to the Company as follows:

4.1. Organization. Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

4.2. Power. Purchaser has all requisite power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.3. Authorization. The execution, delivery, and performance of this Agreement by Purchaser has been duly authorized by all requisite action, and this Agreement constitutes the legal, valid, and binding obligation of Purchaser enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.4. Consents and Approvals. Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

4.5. Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject. No approval, waiver, or consent by Purchaser under any instrument, contract, or agreement to which Purchaser or any of its affiliates is a party is necessary to consummate the transactions contemplated hereby.

4.6. Accredited Investor; Purchase for Investment Only. Purchaser is an Accredited Investor as that term is defined in Rule 501 under the Securities Act. Purchaser is purchasing the Securities for Purchaser's own account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" in violation of the Securities Act. By executing this Agreement, Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities.

4.7. Disclosure of Information. Purchaser has had an opportunity to review the Company's filings under the Securities Act and the Exchange Act (including risks factors set forth therein) and Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company to evaluate the financial risk inherent in making an investment in the Securities.

4.8. Risk of Investment. Purchaser realizes that the purchase of the Securities will be a highly speculative investment and Purchaser may suffer a complete loss of its investment. Purchaser understands all of the risks related to the purchase of the Securities. By virtue of Purchaser's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company and has the capacity to protect Purchaser's own interests.

4.9. Advisors. Purchaser has reviewed with its own tax advisors the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser acknowledges that it has had the opportunity to review the Transaction Agreements and the transactions contemplated thereby with Purchaser's own legal counsel.

4.10. Finder. Purchaser is not obligated and will not be obligated to pay any broker commission, finders' fee, success fee, or commission in connection with the transactions contemplated by this Agreement.

4.11. Restricted Securities. Purchaser understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Purchaser is aware of Rule 144 promulgated under the Securities Act ("Rule 144") that permits limited resales of securities purchased in a private placement subject to the satisfaction of certain conditions.

4.12. Legend. It is understood by Purchaser that the Security and any other document representing or evidencing the Securities shall be endorsed with a legend substantially in the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REASONABLY REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.

Subject to Section 7.3, the Company need not register a transfer of Securities unless the conditions specified in the foregoing legend are satisfied. Subject to Section 7.3, the Company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied.

4.13. Investor Qualification. Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act ("Regulation D").

ARTICLE 5
CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING.

The Company's obligation to complete the sale and issuance of the Securities and deliver the Securities to each Purchaser, individually, at the Closing shall be subject to the following conditions to the extent not waived by the Company:

(a) Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the Purchase Price delivered to CFMB as set forth in Section 2.1 hereof.

(b) Representations and Warranties. The representations and warranties made by Purchaser in Article 4 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing.

ARTICLE 6
CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING

Each Purchaser's obligation to accept delivery of the Securities and to pay for the Securities shall be subject to the following conditions to the extent not waived by such Purchaser:

(a) Representations and Warranties. The representations and warranties made by the Company in Article 3 hereof shall be true and correct in all respects as of, and as if made on, the date of this Agreement and as of the Closing.

ARTICLE 7
OTHER AGREEMENTS OF THE PARTIES

7.1. Securities Laws Disclosure; Publicity. Promptly following the closing, the Company shall issue a press release reasonably acceptable to Purchaser disclosing all material terms of the transactions contemplated hereby and shall thereafter file a Current Report on Form 8-K as may be required by the Exchange Act relating to the transactions contemplated by this Agreement.

7.2. Form D. The Company shall timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Purchaser (provided that the posting of the Form D on the SEC's EDGAR system shall be deemed delivery of the Form D for purposes of this Agreement).

7.3. Removal of Legend and Transfer Restrictions. The Company hereby covenants with Purchaser to promptly, and in no event later than three trading days following the delivery by Purchaser to the Company of the Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), in connection with the transfer or sale of all or a portion of the Securities pursuant to (1) an effective registration statement that is effective at the time of such sale or transfer, (2) a transaction exempt from the registration requirements of the Securities Act in which the Company, if reasonably requested, receives an opinion of counsel reasonably satisfactory to the Company that the Securities are freely transferable and that the legend is no longer required on such Securities, or (3) an exemption from registration pursuant to Rule 144, deliver or cause the Company's transfer agent to deliver to the transferee of the Securities or to Purchaser, as applicable, a new Certificate representing such Securities that is free from all restrictive and other legends. The Company acknowledges that the

remedy at law for a breach of its obligations under this Section 7.3 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7.3 with respect to any Purchaser, Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

7.4. Listing; SEC Compliance.

(a) Listing. At such time as the Securities become freely tradable pursuant to Rule 144, the Company shall promptly take any action required to maintain the listing of all of the Securities upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Securities from time to time issuable under the terms of the Securities.

(b) SEC Filings. The Company shall take all actions within its control to comply with the reporting requirements of the Exchange Act and each applicable national securities exchange and automated quotation system on which the Common Stock is listed.

(c) Current Information. The Company shall make and keep public information available, as those terms are understood and defined in SEC Rule 144 for so long as required in order to permit the resale of the Securities pursuant to SEC Rule 144.

ARTICLE 8
MISCELLANEOUS

8.1. Survival. The representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the sale of the Securities.

8.2. Indemnification. The Company agrees to indemnify and hold harmless Purchaser from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such person or entity may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement, and will reimburse any such person or entity for all such amounts as they are incurred by such person or entity.

8.3. Assignment; Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, that this Agreement may be assigned by any Purchaser to the valid transferee of any security purchased hereunder. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

8.4. Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when

sent by facsimile upon confirmation of receipt, (c) one business day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to: Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park, IL 60010, Attn: President, with a copy to Croke Fairchild Morgan & Beres, 180 N. LaSalle, Ste 2750, Chicago, IL 60601, Attn: Geoffrey Morgan, and as to Purchaser at the address set forth below Purchaser's signature on the signature page of this Agreement. Any party hereto from time to time may change its address, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto. Purchaser and the Company may each agree in writing to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

8.5. Governing Law. This Agreement, and the provisions, rights, obligations, and conditions set forth herein, and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law provisions.

8.6. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

8.7. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

8.8. Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

8.9. Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

8.10. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Facsimile signatures shall be deemed originals for all purposes hereunder.

[Signature pages follows]

This Securities Purchase Agreement is hereby confirmed and accepted by the Company as of March 26, 2020.

ETON PHARMACEUTICALS, INC.

By: ______________________

OPALEYE, L.P.

By: DocuSigned by: James Silverman
49F7DB525535448...

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